THE HUNTINGTON VA FUNDS

HUNTINGTON VA DIVIDEND CAPTURE FUND

HUNTINGTON VA SITUS FUND

SUPPLEMENT DATED SEPTEMBER 21, 2015, TO THE HUNTINGTON VA FUNDS’ PROSPECTUS DATED APRIL 30, 2015, AS AMENDED

EFFECTIVE AS OF SEPTEMBER 18, 2015, PLEASE REPLACE THE SECTION TITLED “INVESTMENT ADVISOR AND PORTFOLIO MANAGERS” IN THE SUMMARY PROSPECTUS FOR THE HUNTINGTON VA SITUS FUND ON PAGE 10 OF THE HUNTINGTON VA FUNDS’ PROSPECTUS WITH THE FOLLOWING:

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Huntington Asset Advisors, Inc. Kirk Mentzer, Senior Vice President and Director of Fund Research of the Advisor, and Peter Sorrentino, CFA, Senior Vice President of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Mentzer has served as Portfolio Manager of the Fund since 2014 and Mr. Sorrentino has served as Portfolio Manager of the Fund since 2015.

EFFECTIVE AS OF SEPTEMBER 18, 2015, PLEASE REPLACE THE SECTION TITLED “INVESTMENT ADVISOR” ON PAGE 26 OF THE HUNTINGTON VA FUNDS’ PROSPECTUS WITH THE FOLLOWING:

Investment Advisor

Subject to the supervision of the Trustees, Huntington Asset Advisors, Inc. (the “Advisor”) provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, is the investment advisor to The Huntington Funds. As of December 31, 2014, the Advisor had assets under management of $2.0 billion. The Advisor (and its predecessor) has served as an investment advisor to mutual funds since 1987.

The Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”), a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2014, The Huntington National Bank had assets of $66 billion.

The Advisor has designated the following Portfolio Managers for the Funds. Included is their business experience for the last five years.

Kirk Mentzer and Peter Sorrentino, CFA, are primarily responsible for the day-to-day management of the VA Dividend Capture Fund and VA Situs Fund.

Kirk Mentzer is primarily responsible for the day-to-day management of the VA Dividend Capture Fund and VA Situs Fund. Mr. Mentzer has served as Portfolio Manager of the VA Dividend Capture Fund since 2001. He has served as Portfolio Manager of the VA Situs Fund since 2014. He is Senior Vice President and Director of Fund Research of the Advisor. Mr. Mentzer joined The Huntington National Bank in 2000. Mr. Mentzer has been a Portfolio Manager since 2000 and from 2000 to 2001 he was Director of Fixed Income Investments. He became Director of Investment Research in 2001. He served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000 and managed Firstar’s Strategic Income and U.S. Government funds from 1999 to 2000. Mr. Mentzer received his M.B.A. from Xavier University.

Peter Sorrentino is primarily responsible for the day-to-day management of the VA Dividend Capture Fund and VA Situs Fund. He has served as Portfolio Manager of the VA Dividend Capture Fund since 2014 and has served as Portfolio Manager of the VA Situs Fund since 2015. Mr. Sorrentino joined Huntington Bank in October of 2006 as a Senior Portfolio Manager and is Senior Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino holds a Chartered Financial Analyst designation. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

EFFECTIVE AS OF SEPTEMBER 18, 2015, PLEASE REPLACE THE SECTION TITLED “PORTFOLIO MANAGER INFORMATION” ON PAGES 43 THROUGH 45 OF THE HUNTINGTON VA FUNDS’ STATEMENT OF ADDITIONAL INFORMATION WITH THE FOLLOWING:

Portfolio Manager Information

Unless otherwise noted, the following information about the Funds’ Portfolio Managers is provided as of August 31, 2015. None of the other Accounts described below has an advisory fee that is based on the performance of the account.

VA Dividend Capture Fund

Other Accounts Managed by Kirk Mentzer	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	6 funds / $293,491,060
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Other Accounts Managed by Peter A. Sorrentino	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	8 funds / $318,202,811
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

VA Situs Fund

Other Accounts Managed by Kirk Mentzer	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	6 funds / $278,356,347
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Other Accounts Managed by Peter A. Sorrentino	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	8 funds / $303,068,098
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Mr. Mentzer and Mr. Sorrentino (collectively “Fund Managers”) are paid fixed base salaries and are eligible for several cash incentives, as described below. Base salary is determined within a market competitive salary range, based on experience and performance, and is reviewed annually. The cash incentive is part of the Huntington Asset Advisors Incentive Plan (the “Plan”). The Plan has two quarterly award components which are as follows:

•	Participants are eligible for a quarterly award under the Plan as a new business sales incentive opportunity based on the first year fees generated by the account.

•	Participants are also eligible for a quarterly performance award under the Plan. The quarterly performance incentive is based on a percentage of the Fund Manager’s quarterly base salary and the assigned Fund’s Morningstar rankings as of the calendar quarter-end. In addition, the payout is also funded based on the retail growth of the Fund Manager’s respective Fund. The final pool is then adjusted for compliance and risk-related events. A percentage of the final quarterly award is subject to a deferral until after year-end with the final pooled/deferred amount subject to Corporate performance.

Mr. Mentzer and Mr. Sorrentino are each eligible for an annual award of stock options and/or restricted stock units of Huntington Bank’s holding company stock, the amount of which is recommended by the Fund Manager’s manager and approved by the Chief Executive Officer and Compensation Committee of the holding company. Mr. Mentzer and Mr. Sorrentino are eligible, but have not elected, to participate in a deferred compensation program.

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